Exhibit 99.1

Climb Global Solutions, Inc. Acquires interworks.cloud,  Strengthening Cloud and Software Distribution Capabilities Across Europe

Acquisition Expands Climb's Reach in Greece, Malta, Bulgaria and Cyprus and Climb Advances Pan-European Microsoft Distribution Strategy

Transaction Expected to be Accretive to Earnings per Share and Adjusted EBITDA

EATONTOWN, N.J., February 24, 2026 – Climb Global Solutions, Inc. (NASDAQ:CLMB) (“Climb” or the “Company”), a value-added global IT channel company providing unique sales and distribution solutions for innovative technology vendors, has completed the acquisition of interworks.cloud (“Interworks”), a leading value-added cloud distributor in Southeastern Europe, for an aggregate purchase price of approximately €8.0 million ($9.4 million1).

Interworks is a Greece-based cloud distributor serving reseller markets across Southeastern Europe, including Greece, Malta, Cyprus, Bulgaria, and other regional markets. Interworks brings its established regional presence to Climb with over 600 cloud reseller and managed service provider (“MSP”) relationships, and carefully selected vendor partners including Acronis, Google, AnyDesk, NinjaOne, Nord Security, ThreatDown, Blackwall, and most notably, Microsoft, among others. For its fiscal year ended December 31, 2025, Interworks reported adjusted EBITDA of approximately €901,0002 ($1.0 million3), which was up 86% from approximately €485,0002 ($548,0003) the prior fiscal year.

Management Commentary

“The acquisition of Interworks builds upon our strategy to expand our cloud and software distribution capabilities across Europe while strengthening our Pan-European Microsoft partnership,” said Climb CEO Dale Foster. “Having worked alongside Interworks for nearly a decade, we have developed strong alignment in culture, strategy and partner focus. Interworks brings an experienced management team, established Microsoft CSP business, multi-country footprint and deep expertise in cloud marketplace and MSP-focused distribution. Interworks will enhance our ability to drive cross-sell opportunities, build greater depth with our partners and position Climb as the distributor of choice across Southeastern Europe.

1 Amount converted from EUR to USD based on an exchange rate of €1 = $1.18 as of 2/24/26.

2 Amount derived from the internal financial statements prepared by management of Interworks and may not be comparable to Climb’s non-GAAP measures.

3 Amount converted from EUR to USD based on average exchange rate during the 12-month period ended December 2025 (€1 = $1.13).

“Importantly, the full Interworks team will join Climb, ensuring continuity and high-quality local support for partners and customers, while benefiting from our global scale and investment. This acquisition meaningfully strengthens our position within the Microsoft CSP ecosystem across Europe and enhances our ability to support partners at scale while meeting Microsoft’s evolving compliance and partner requirements. We expect the acquisition to be accretive to earnings and adjusted EBITDA, as well as position Climb as a leading cloud and software distributor across Southeastern Europe.”

Commenting on the acquisition, Interworks Managing Director Stamatis Barbounakis stated: “Since our inception, Interworks has built a partner-first cloud distribution model across Southeastern Europe, supporting more than 600 resellers and MSPs with high-quality local enablement, support and marketplace capabilities. Climb shares our culture, our standards, and our focus on scalable, partner-centric distribution, particularly within the Microsoft CSP ecosystem. Joining Climb is a major milestone for our team and our partners, and we believe it positions Interworks to increase reach, broaden our vendor and solution capabilities, and deliver even greater value across our markets.”

Additional information can be found in Climb’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission on February 24, 2026.

About Climb Global Solutions

Climb Global Solutions, Inc. (NASDAQ:CLMB) is a value-added global IT distribution and solutions company specializing in emerging and innovative technologies. Climb operates across the U.S., Canada and Europe through multiple business units, including Climb Channel Solutions, Grey Matter and Climb Global Services. The Company provides IT distribution and solutions for companies in the Security, Data Management, Connectivity, Storage & HCI, Virtualization & Cloud, and Software & ALM industries.

Additional information can be found by visiting www.climbglobalsolutions.com.

About Interworks

Interworks is a value-added cloud distributor headquartered in Greece, serving reseller and managed service provider (MSP) partners across Southeastern Europe, including Greece, Malta, Cyprus, and Bulgaria. Since its inception, the company has supported partners with enablement, transparent collaboration, and 24/7 technical support, helping organizations adopt next-generation cloud solutions at scale. Interworks works with a network of 600+ cloud resellers and MSPs and maintains partnerships with leading software vendors, including Microsoft, Acronis, Nord Security, NinjaOne, ThreatDown by Malwarebytes, AnyDesk and Blackwall, among others. The company is a Microsoft Solutions Partner and the first certified Acronis Training Center in Southeastern Europe. Cloud applications spanning productivity, collaboration, security, backup, endpoint protection, and disaster recovery are available through the interworks.cloud Marketplace.

Non-GAAP Financial Measures

Climb Global Solutions uses non-GAAP financial measures, including adjusted net income and adjusted EBITDA, as supplemental measures of the performance of the Company’s business. Use of these financial measures has limitations, and you should not consider them in isolation or use them as substitutes for analysis of Climb’s financial results under generally accepted accounting principles in the United States of America (“U.S. GAAP”). The attached tables provide definitions of these measures and a reconciliation of each non-GAAP financial measure to the most nearly comparable measure under U.S. GAAP.

Forward-Looking Statements

The statements in this release, other than statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements are subject to certain risks and uncertainties. Many of the forward-looking statements may be identified by words such as ”looking ahead,” “believes,” “expects,” “intends,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “in process,” “under construction,” “in development,” “opportunity,” “target,” “outlook,” “maintain,” “continue,” “goal,” “aim,” “commit,” or similar expressions, or when we discuss our priorities, strategy, goals, vision, mission, opportunities, projections, intentions or expectations. In this press release, the forward-looking statements relate to, among other things, declaring and reaffirming our strategic goals, future operating results, and the effects and potential benefits of strategic acquisitions on our business, payments of dividends and the Company’s capital allocation objectives. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include, without limitation, our ability to recognize the anticipated benefits of the acquisitions of Interworks and Douglas Stewart Software & Services, LLC, the continued acceptance of the Company’s distribution channel by vendors and customers, the timely availability and acceptance of new products, product mix, market conditions, competitive pricing pressures, the successful integration of acquisitions, contribution of key vendor relationships and support programs, inflation, import and export tariffs, the successful integration artificial intelligence tools, interest rate risk and impact thereof, as well as factors that affect the software industry in general. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described in the section entitled “Risk Factors” contained in Item 1A. of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and from time to time in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this release, except as required by law.

Company Contact

Matthew Sullivan
Chief Financial Officer
(732) 847-2451
Matthews@ClimbCS.com

Investor Relations Contact

Sean Mansouri, CFA or Aaron D'Souza
Elevate IR
(720) 330-2829
CLMB@elevate-ir.com